SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 20, 2007
(Date of earliest event reported)	April 17, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103-4298

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 17, 2007, the board of directors of our general partner, ONEOK Partners GP, L.L.C., designated Curtis L. Dinan, senior vice president-chief financial officer and treasurer of ONEOK Partners GP, L.L.C., to fulfill the role of chief accounting officer effective April 27, 2007.

Mr. Dinan, 39, became senior vice president-chief financial officer and treasurer of ONEOK, Inc. and senior vice president-chief financial officer and treasurer of ONEOK Partners GP, L.L.C., the sole general partner of ONEOK Partners, L.P., effective January 1, 2007. Mr. Dinan served as senior vice president and chief accounting officer of ONEOK, Inc. from August 2004 to December 2006, and as vice president and chief accounting officer of ONEOK, Inc. from February 2004 to August 2004. Prior to joining ONEOK, Inc. in February 2004, Mr. Dinan served as an assurance and business advisory partner at Grant Thornton, LLP from 2002 to 2004. He served as an assurance and business advisory partner at Arthur Andersen, LLP from 2001 to 2002.

Jerry L. Peters will resign as our senior vice president and chief accounting officer effective April 27, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	April 20, 2007	By:	/s/ John R. Barker
John R. Barker
Executive Vice President, General Counsel and Secretary

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